EXHIBIT 10.2

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of June 26, 2008, by and among each of the entities identified on the signature page hereto under the heading "Grantor" (each a "Grantor" and, collectively, the "Grantors") and SOVEREIGN BANK, a federal savings bank (the "Secured Party").

                                    RECITALS

         A. CoActive Marketing Group, Inc., a Delaware corporation (the "Company") and the Secured Party have entered into a Credit Agreement, dated as of June 26, 2008 (as the same may be hereafter amended, modified, restated or supplemented from time to time, the "Credit Agreement") pursuant to which the Company will receive loans and other financial accommodations from the Secured Party and will incur Obligations (as hereinafter defined).

         B. To induce the Secured Party to extend credit to the Company on and after the date hereof as provided in the Credit Agreement, each Grantor desires to grant the Secured Party security and assurance in order to secure the payment and performance of all Obligations and to that effect to grant the Secured Party a first priority perfected security interest in its assets and, in connection therewith, to execute and deliver this Agreement.

         Accordingly, the parties hereto hereby agree as follows:

                                   DEFINITIONS

                  (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Uniform Commercial Code as in effect in the State of New York (the "UCC").

                  (b) Capitalized terms used herein and not otherwise defined shall have the following meanings:

         "Agreement": this Agreement and shall include all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

         "Business Day": the meaning assigned to such term in the Credit Agreement.

         "Collateral": the following property of each Grantor, wherever located, and whether now owned or hereafter acquired or arising:

                  (i)      Accounts;

                  (ii)     Chattel paper, including Electronic Chattel Paper;

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                  (iii)    Goods, including all Inventory and Equipment and any
                           accessions thereto;

                  (iv)     Instruments, including Promissory Notes;

                  (v)      Investment Property;

                  (vi)     Documents;

                  (vii)    Deposit Accounts;

                  (viii) Commercial Tort Claims, if any, identified on Schedule A annexed hereto;

                  (ix)     Letter-of-Credit Rights;

                  (x) General Intangibles, including Payment Intangibles and Software;

                  (xi)     Supporting Obligations;

                  (xii) to the extent not listed above, all other personal property; and

                  (xiii) to the extent not listed above as original collateral, proceeds and products of the foregoing.

         "Default": the meaning assigned to such term in the Credit Agreement.

         "Event of Default": the meaning assigned to such term in the Credit Agreement.

         "Guarantors": the meaning assigned to such term in the Credit
Agreement.

         "Liens": the meaning assigned to such term in the Credit Agreement.

         "Loan Documents": the meaning assigned to such term in the Credit Agreement.

         "Loans": the meaning assigned to such term in the Credit Agreement.

         "Obligations": (i) all obligations, liabilities and indebtedness of each Grantor to the Secured Party, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, obligations, liabilities, and indebtedness of each Grantor arising under or relating to the Credit Agreement or any other Loan Document to which it is a party (including, without limitation, with respect to the Company, all obligations, liabilities and indebtedness with respect to the principal of and interest on the Loans and reimbursement of letters of credit) including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and interest that but for the filing of a petition in bankruptcy with respect to any Grantor would accrue on such obligations, whether or not a claim is allowed against such Grantor for

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such interest in the related bankruptcy proceeding), and all fees, costs, expenses and indemnity obligations of the Grantors to the Secured Party hereunder, or under any other Loan Document, and (ii) all obligations of each Grantor under each interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure of each Grantor, in each case, entered into with the Secured Party.

         "Person": the meaning assigned to such term in the Credit Agreement.

                  (c) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under Generally Accepted Accounting Principles. The term "including" shall not be limited or exclusive, unless specifically indicated to the contrary. The word "will" shall be construed to have the same meaning in effect as the word "shall". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, all of which are by this reference incorporated into this Agreement.

                  I.       SECURITY

         SECTION 1.01. Grant of Security. As security for the Obligations, each Grantor hereby transfers, assigns and grants to the Secured Party a security interest in the Collateral; provided, however, this Agreement shall not constitute a grant of a security interest in any property to the extent that the grant of a security interest in such property requires any consent not obtained under any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that the term in such contract, license, agreement, instrument or other document requiring such consent is ineffective under applicable law.

         SECTION 1.02. Release and Satisfaction. Upon the termination of this Agreement and the indefeasible payment in full of the Obligations, the Secured Party shall deliver to each Grantor, upon request therefor and at such Grantor's expense, releases and satisfactions of all financing statements, notices of assignment and other registrations of security.

                  II.      REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. Representations and Warranties With Respect to Security. Each Grantor hereby represents and warrants to the Secured Party as follows:

                  (a) Name. Each Grantor's exact legal name, state of incorporation or organization and organizational number is set forth on Schedule A annexed hereto.

                  (b) Ownership of Collateral. Each Grantor owns all of its personal property and assets, including, without limitation, the Collateral, free and clear of all Liens, other than the Liens permitted under Section 7.01 of the Credit Agreement.

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                  (c)      Trademarks, Patents and Copyrights. Annexed hereto as
Schedule A is a complete list of all patents, trademarks, copyrights, applications therefor, and other similar General Intangibles which each Grantor owns as of the date of this Agreement that are material to the business of such Grantor. There are no assertions or claims challenging the validity of any of the foregoing. The business of each Grantor as now conducted does not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others. There is no infringement of any General Intangible of any Grantor.

                  (d) Accounts. Annexed hereto as Schedule A is a list identifying the chief executive office or principal place of business of each Grantor and all addresses at which each Grantor maintains books or records relating to its Accounts as of the date of this Agreement.

                  (e) Inventory. Annexed hereto as Schedule A is a list identifying all addresses where each Grantor maintains its Inventory as of the date of this Agreement. No Grantor's Inventory is currently maintained or will be maintained with any bailee that issues negotiable warehouse receipts or other negotiable instruments therefor.

                  (f) Equipment. Annexed hereto as Schedule A is a list identifying all the addresses where the Equipment of each Grantor is located.

                  (g) Other Names. No Grantor has been known under any other name during the five years prior to this Agreement.

                  (h) Acquired Collateral. Except as set forth on Schedule A annexed hereto, the Collateral has been acquired or originated by each Grantor in the ordinary course of such Grantor's business and was not, at any time during the five years prior to this Agreement, acquired pursuant to an acquisition of all or a portion of the business of any Person, whether by merger, acquisition of assets or otherwise, having a purchase price in excess of $1,000,000.

                  (i) Third Party Locations. Except as set forth on Schedule A annexed hereto, no Collateral is in the possession of, or under the control of, any Person other than a Grantor or the Secured Party.

                  (j) Commercial Tort Claims. Except to the extent identified under the definition of Collateral above, no Grantor holds any Commercial Tort Claim.

                  (k) Enforceability of Security Interests. Upon the execution of this Agreement by each Grantor and the filing of financing statements properly describing the Collateral and identifying such Grantor and the Secured Party in the applicable jurisdiction required pursuant to the UCC, security interests and liens granted to the Secured Party under Section 1.01 hereof shall constitute valid, perfected and first priority security interests and liens in and to the Collateral of such Grantor, other than Collateral which may not be perfected by filing under the Uniform Commercial Code, and subject to the Liens permitted pursuant to Section 7.01 of the Credit Agreement, in each case enforceable against all third parties and securing the payment of the Obligations.

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                  III.     COVENANTS OF GRANTORS

         SECTION 3.01. Records; Location of Collateral. So long as a Grantor shall have any Obligation to the Secured Party: (a) such Grantor shall not change the jurisdiction of its incorporation or organization or move its chief executive office, principal place of business or office at which is kept its books and records (including computer printouts and programs) from the locations existing on the date hereof and listed on Schedule A annexed hereto; (b) a Grantor shall not establish any offices or other places of business at any other location; (c) a Grantor shall not move any of the Collateral to any location other than those locations existing on the date hereof and listed on Schedule A annexed hereto; or (d) a Grantor shall not change its corporate name in any respect, unless, in each case of clauses (a), (b) (c) and (d) above, (i) a Grantor shall have given the Secured Party ten (10) Business Days' prior written notice of its intention to do so, identifying the new location and providing such other information as the Secured Party deems necessary, and (ii) a Grantor shall have delivered to the Secured Party such documentation, in form and substance satisfactory to the Secured Party and as required by the Secured Party, to preserve the Secured Party's security interest in the Collateral.

         SECTION 3.02. Commercial Tort Claims. Each Grantor shall promptly notify the Secured Party upon obtaining any Commercial Tort Claim after the date hereof against any third party and, upon request of the Secured Party, shall promptly enter into an amendment to this Agreement and do such other acts or things as may be requested by the Secured Party to give the Secured Party a first priority perfected security interest in any such Commercial Tort Claim.

         SECTION 3.03. Other Collateral. Each Grantor shall promptly notify the Secured Party upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights, Electronic Chattel Paper, Documents or Instruments.

         SECTION 3.04. Further Actions.
                       ---------------

                  (a) Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Promissory Notes or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign or deliver the same to the Secured Party accompanied by instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

                  (b) Deposit Accounts. At the request of the Secured Party, each Grantor will cause each depository bank where such Grantor maintains a Deposit Account to execute an agreement pursuant to which the depository bank agrees to comply, without the further consent of such Grantor, at any time, with instructions from the Secured Party to such depository bank directing the disposition of funds from time to time credited to such deposit account or agree to the Secured Party becoming the customer of the depository bank with respect to such deposit accounts, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw funds from such deposit account. The Secured Party shall not give any such instructions or withhold any withdrawal rights from such Grantor, unless an Event of Default has occurred and is continuing.

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                  (c)      Investment Property. If any Grantor shall at any time
hold or acquire any Certificated Securities (other than with respect to equity or other ownership interests in the Guarantors) such Grantor shall forthwith endorse, sign and deliver the same to the Secured Party accompanied by such instruments of transfer assignment duly executed in blank as Secured Party may from time to time specify. If any security (other than with respect to equity or other ownership interests in the Guarantors) is now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Secured Party thereof and at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party either (a) cause the issuer to agree to comply without further consent of such Grantor or such nominee, at any time with instructions from the Secured Party as to such Securities or (b) arrange for the Secured Party to become the registered owner of the securities. If any Securities, whether certificated or uncertificated or other Investment Property now or hereafter acquired by the Grantor are held by any Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, the Grantor shall immediately notify the Secured Party thereof and at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply, in each case, without further consent of such Grantor or such nominee, at any time with Entitlement Orders or other instructions from the Secured Party to such Securities Intermediary as to such Securities or other Investment Property, or to apply any value distributed on account of any Commodity Contract as directed by the Secured Party to such Commodity Intermediary or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for this Secured Party to become the Entitlement Holder with respect to such Investment Property, with such Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such Investment Property. The Secured Party shall not give any such Entitlement Order or instructions or directions to any such issuers, Securities Intermediary or Commodity Intermediary and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantor, unless an Event of Default has occurred and is continuing.

                  (d) Collateral in the Possession of Third Parties. If any Collateral is at any time in the possession of any person or entity other than a Grantor or the Secured Party (a "Third Party"), the Grantor shall promptly notify the Secured Party thereof, and at the Secured Party's request and option, shall promptly obtain an acknowledgment from the Third Party, in form and substance satisfactory to the Secured Party that the Third Party holds such collateral for the benefit of the Secured Party and such Third Party's agreement to comply, without further consent of the Grantor, at any time with the instructions of the Secured Party as to such Collateral. The Secured Party agrees with the Grantor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing.

                  (e) Electronic Chattel Paper. If any Grantor at any time holds or acquired an interest in any Electronic Chattel Paper, such Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control under Section 9105 of the UCC of such Electronic Chattel Paper.

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                  (f)      Letter-of-Credit Rights. If any Grantor is at any
time the beneficiary under a Letter of Credit, such Grantor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, such Grantor shall, pursuant to an arrangement in form and substance satisfactory to the Secured Party, either (i) arrange for the Issuer and any confirmed or other nominated person of such Letter of Credit to consent to an assignment to the Secured Party the proceeds of the Letter of Credit or (ii) arrange for the Secured Party to become the transferee beneficiary of the Letter of Credit, with the Secured Party agreeing in each case that the proceeds of the Letter of Credit are to be applied to satisfaction of the Obligations in such order as the Secured Party may determine.

                  (g) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim, such Grantor shall immediately notify the Secured Party in a writing signed by the Grantor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and all proceeds thereof, all upon the terms of this Agreement with such writing to be in form and substance to the Secured Party.

                  (h) General. Each Grantor further agrees, upon the request of the Secured Party and at the Secured Party's option, to take any and all other actions as the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including without limitation, (i) executing and delivering and where appropriate filing financing statements and amendments relating thereto under the UCC to the extent, if any, that such Grantor's signature thereon is required therefor, (ii) causing the Secured Party's name to be noted as Secured Party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or the ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce the Secured Party's security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to the Secured Party, including, without limitation, any consent of any licensor, lessor or other persons obligated on Collateral and (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party. Each Grantor further authorizes the Secured Party to file initial financing statements describing the Collateral, and any amendments thereto.

         SECTION 3.05. Insurance and Assessments. In the event any Grantor shall fail to purchase or maintain insurance in accordance with the terms of the Credit Agreement, or pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder or under the Credit Agreement, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event such Grantor shall fail to perform or comply with any other covenant, promise or obligation to the Secured Party hereunder, or under the Credit Agreement or any other Loan Document, the Secured Party may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of such Grantor, and all money so paid by the Secured Party, including reasonable attorney's fees, shall be deemed to be Obligations.

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         SECTION 3.06. Inspection. Subject to the provisions of the Credit
Agreement, upon reasonable notice to a Grantor, the Secured Party may, during such Grantor's normal business hours, examine and inspect any Collateral and may examine, inspect and copy all books and records with respect thereto or relevant to the Obligations.

         SECTION 3.07. Personal Property. The Collateral shall remain personal property at all times. No Grantor shall affix any of the Collateral to real property in any manner which would change its nature from that of personal property to real property or to a fixture.

         SECTION 3.08. Maintenance of Corporate Existence. Each Grantor shall preserve and maintain its corporate existence and, except as otherwise permitted pursuant to the Credit Agreement, shall not merge with or into or consolidate with any other entity.

         SECTION 3.09. Indemnification. Each Grantor agrees to indemnify the Secured Party and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against the Secured Party in connection with or arising out of any assertion, declaration or defense of the Secured Party's rights or security interest under the provisions of this Agreement or any other Loan Document, permitting it to collect, settle or adjust Accounts or to deal with account debtors in any way or in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Secured Party's liens and security interests hereunder or under any other Loan Document.

                  IV.      POWER OF ATTORNEY; NOTICES

         SECTION 4.01. Power of Attorney. Each Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of such Grantor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby give said attorneys the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to (a) upon the occurrence and continuance of an Event of Default, endorse the names of such Grantor on any checks, notes, drafts or other forms of payment or security that may come into the possession of the Secured Party or any affiliate of the Secured Party, to sign the Grantor's name on invoices or bills-of-lading, drafts against customers, notices of assignment, verifications and schedules, (b) upon the occurrence and continuance of an Event of Default, sell, transfer, pledge, make any arrangement with respect to or otherwise dispose of or deal with any of the Collateral consistent with the UCC and (c) do acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein. The powers granted herein, being coupled with an interest, are irrevocable until all of the Obligations are indefeasibly paid in full and this Agreement is terminated. The

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powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Neither the Secured Party nor any attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law provided the same is not the result of gross negligence or willful misconduct.

         SECTION 4.02. Notices. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may notify account debtors and other persons obligated on any of the Collateral that the Collateral has been assigned to the Secured Party or of its security interest therein and to direct such account debtors and other persons obligated on any of the Collateral to make payment of all amounts due or to become due to a Grantor directly to the Secured Party and upon such notification and at such Grantor's expense to enforce collection of any such Collateral, and to adjust, compromise or settle for cash, credit or otherwise upon any terms the amount of payment thereof. The Secured Party may, at any time following the occurrence and during the continuance of an Event of Default, notify the Postal Service authorities to change the address of delivery of mail to an address designated by the Secured Party. After making of such a request or the giving of any such notification, each Grantor shall hold any proceeds of collection of accounts, Chattel Paper, general intangibles, instruments and other Collateral received by it as trustee for the Secured Party without commingling the same with such Grantor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of such Collateral received by the Secured Party to the Obligations, in such order as the Secured Party, in its sole discretion, shall determine, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

                  V.       REMEDIES OF SECURED PARTY

         SECTION 5.01. Enforcement. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have, in addition to all of its other rights under this Agreement and the other Loan Documents by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the UCC and shall have the right, to the extent permitted by law, without charge, to enter any Grantor's premises, and until it completes the enforcement of its rights in the Collateral subject to its security interest hereunder and the sale or other disposition of any property subject thereto, take possession of such premises without charge, rent or payment therefor (through self help without judicial process and without having first given notice or obtained an order of any court), or place custodians in control thereof, remain on such premises and use the same for the purpose of completing any work in progress, preparing any Collateral for disposition, and disposition of or collecting any Collateral. Without limiting the foregoing, upon the occurrence of an Event of Default, the Secured Party may, without demand, advertising or notice, all of which such Grantor hereby waives (except as the same may be required by law), sell, lease, license or otherwise dispose of and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as the Secured Party, in its sole discretion, deems advisable. At any such sale the Collateral or any portion thereof may be sold in one lot as an entirety

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or in separate parcels as the Secured Party in its sole discretion deems advisable. Each Grantor agrees that if notice of sale shall be required by law such requirement shall be met if such notice is mailed, postage prepaid, to such Grantor at its address set forth above or such other address as it may have, in writing, provided to the Secured Party, at least ten (10) days before the time of such sale or disposition. The Secured Party may postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned, without being required to give a new notice of sale. Notice of any public sale shall be sufficient if it describes the security of the Collateral to be sold in general terms, stating the amounts thereof, the nature of the business in which such Collateral was created and the location and nature of the properties covered by the other security interests or mortgages and the prior liens thereof. The Secured Party may be the purchaser at any such sale if it is public, free from any right of redemption, which such Grantor also waives, and payment may be made, in whole or in part, in respect of such purchase price by the application of the Obligations by the Secured Party. Each Grantor with respect to its property constituting such Collateral, shall be obligated for, and the proceeds of sale shall be applied first to, the costs of taking, assembling, finishing, collecting, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers and accountants employed by the Secured Party. Proceeds shall then be applied to the payment, in whatever order the Secured Party may elect, of all of the Obligations. The Secured Party shall return any excess to such Grantor or to whomever may be fully entitled to receive the same or as a court of competent jurisdiction may direct. In the event that the proceeds of any sale or other disposition of the Collateral are insufficient to pay in full the Obligations, such Grantor shall remain liable for any deficiency.

         SECTION 5.02. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business each Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Secured Party against risk of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of

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Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this
Section 5.02 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the UCC or the Uniform Commercial Code as in effect in other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this
Section 5.02. Without limitation upon the foregoing, nothing contained in this
Section 5.02 shall be construed to grant any rights to each Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 5.02.

         SECTION 5.03. Waiver. Each Grantor waives any right, to the extent applicable law permits, to receive prior notice of, or a judicial or other hearing with respect to, any action or prejudgment remedy or proceeding by the Secured Party to take possession, exercise control over, or dispose of any item of the Collateral in any instance (regardless of where such Collateral may be located) where such action is permitted under the terms of this Agreement or any other Loan Document, or by applicable law, or of the time, place or terms of sale in connection with the exercise of the Secured Party's rights hereunder and such Grantor also waives, to the extent permitted by law, any bond, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by the Secured Party of property subject to the Secured Party's Lien. Each Grantor further waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Party's rights under this Agreement and any other Loan Document including the taking of possession of any Collateral all to the extent that such waiver is permitted by law and to the extent that such damages are not caused by the Secured Party's gross negligence or willful misconduct. These waivers and all other waivers provided for in this Agreement and any other Loan Documents have been negotiated by the parties and each Grantor acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

         SECTION 5.04. Other Rights. Each Grantor agrees that the Secured Party shall not have any obligation to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshall any Collateral of any kind for the benefit of any other creditors of such Grantor or any other Person. The Secured Party is hereby granted, to the extent that such Grantor is permitted to grant a license or right of use, a license or other right to use, without charge, labels, patents, copyrights, rights of use, of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature of such Grantor as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and such Grantor's rights under all licenses and any franchise, sales or distribution agreements shall inure to the Secured Party's benefit.

         SECTION 5.05. Expenses. Each Grantor agrees that it shall pay on demand therefor all costs and expenses incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing the Secured Party's rights and security interests in the Collateral hereunder or under the Credit Agreement or any other Loan Document or other instrument or agreement delivered in connection herewith or therewith, including, but not limited to, searches and filings, and the Secured Party's reasonable attorneys' fees (regardless of whether any litigation is commenced, whether a default is declared hereunder, and regardless of tribunal or jurisdiction).

                  VI.      GENERAL PROVISIONS

         SECTION 6.01. Termination. This Agreement shall remain in full force and effect until all the Obligations shall have been indefeasibly fully paid and satisfied and the Credit Agreement shall have expired or been terminated and, until such time, the Secured Party shall retain all security in and title to all existing and future Collateral held by it hereunder.

         SECTION 6.02. Remedies Cumulative. The Secured Party's rights and remedies under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under the Credit Agreement, any other Loan Document or any other agreement or instrument, by operation of law or otherwise and may be exercised alternatively, successively or concurrently as the Secured Party may deem expedient.

         SECTION 6.03. Binding Effect. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns. No Grantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party and any attempted assignment shall be null and void.

         SECTION 6.04. Notices. Wherever this Agreement provides for notice to either party (except as expressly provided to the contrary), it shall be in writing and given in the manner specified in Section 9.01 of the Credit Agreement. Such notices to each Grantor shall be delivered to the address for notices set forth on Schedule A annexed hereto.

         SECTION 6.05. Waiver. No delay or failure on the part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by an officer of the Secured Party and only to the extent therein set forth.

         SECTION 6.06. Modifications and Amendments. This Agreement and the other agreements to which it refers constitute the complete agreement between the parties with respect to the subject matter hereof and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by the party to be charged.

         SECTION 6.07. Several Agreements. This Agreement shall constitute the several obligations and agreements of each Grantor and may be amended, restated, supplemented or otherwise modified from time to time, with respect to any Grantor without the consent or approval of any other Grantor, and no such amendment, restatement, supplement or modification shall be deemed to amend, restate, supplement or modify the obligations of any other Grantor hereunder.

         SECTION 6.08. Survival of Representations and Warranties. The representations and warranties of each Grantor made or deemed made herein shall survive the execution and delivery of this Agreement.

         SECTION 6.09. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, in such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 6.10. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OR CHOICE OF LAWS. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK, COUNTY OF NASSAU OR COUNTY OF SUFFOLK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM CONSTITUTES A COMPULSORY OR MANDATORY COUNTERCLAIM UNDER APPLICABLE RULES OF CIVIL PROCEDURE. EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. EACH GRANTOR AND THE SECURED PARTY EACH IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 6.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which taken together shall constitute one and the same agreement.



                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

                                       SOVEREIGN BANK

                                       By: /s/ WILLIAM CONLAN
                                           ------------------------------------
                                           Name:  William Conlan
                                           Title: Vice-President


                                       GRANTORS:

                                       COACTIVE MARKETING GROUP, INC.

                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Name:  Fred Kaseff
                                           Title: Chief Financial Officer


                                       INMARK SERVICES LLC

                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Name:  Fred Kaseff
                                           Title: Chief Financial Officer


                                       OPTIMUM GROUP LLC

                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Name:  Fred Kaseff
                                           Title: Chief Financial Officer


                                       U.S. CONCEPTS LLC

                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Name:  Fred Kaseff
                                           Title: Chief Financial Officer


                                       DIGITAL INTELLIGENCE GROUP LLC

                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Name:  Fred Kaseff
                                           Title: Chief Financial Officer


                                       BARS.COM LLC

                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Name:  Fred Kaseff
                                           Title: Chief Financial Officer

                                                                      Schedule A
                                                           to Security Agreement

1.       Name(s) of Grantors:

2.       State(s) of Incorporation or Formation:

3.       Organizational Number(s), if any:

4. Patents, trademarks, trade names, copyright and applications for the foregoing:

5.       Chief Executive Office or Principal Place of Business:

6. Other offices at which books or records with respect to Accounts are maintained:

7.       Inventory Locations:

8.       Equipment Locations:

9.       Trade Names:

10.      Non-Ordinary Course Collateral Acquisitions:

11. Collateral in the possession or control of third parties (include name and address of third party, if applicable):

12.      Commercial Tort Claims:

13.      Address for Notices:
         _____________________

         _____________________

         _____________________

         Attention:
         Telecopy:

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